Exhibit 10.21

CLARUS THERAPEUTICS, INC.

to

U.S. BANK NATIONAL ASSOCIATION,
as Trustee and as Collateral Agent

Supplemental Indenture No. 1
Dated as of May 27, 2021

Supplemental to the Indenture dated as of March 12, 2020
Relating to the 12.5% Senior Secured Notes due 2025

Providing for Certain Amendments to said Indenture

SUPPLEMENTAL INDENTURE NO. 1

This SUPPLEMENTAL INDENTURE No. 1 dated as of May 27, 2021 is between Clarus Therapeutics, Inc., a Delaware corporation with an address at 555 Skokie Boulevard, Suite 340, Northbrook, Illinois 60062 (the “Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”). This Supplemental Indenture No. 1 supplements and amends that certain Indenture dated as of March 12, 2020 among the Issuer, the Trustee and the Collateral Agent (the “Original Indenture”). The Original Indenture and any and all indentures and instruments supplemental thereto (including this Supplemental Indenture No. 1) are hereinafter sometimes collectively called the “Indenture”.

RECITALS OF THE ISSUER

WHEREAS, the Original Indenture was authorized, executed and delivered by the Issuer to provide for the issuance from time to time of the Securities (such term and all other capitalized terms used herein without definition having the respective meanings assigned to them in the Original Indenture);

WHEREAS, the Issuer desires to amend certain provisions of the Original Indenture as set forth in this Supplemental Indenture No. 1;

WHEREAS, there are no Guarantors currently a party to the Original Indenture;

WHEREAS, the Issuer, the noteholders named therein, the Trustee and the Collateral Agent entered into that certain Forbearance and Transaction Agreement dated as of March 17, 2021;

WHEREAS, Section 9.02 of the Original Indenture permits the Issuer, the Collateral Agent, the Guarantors and the Trustee to amend or supplement the Original Indenture with the written consent of the Holders of the requisite principal amount of the Securities then outstanding voting as a single class;

WHEREAS, the Issuer has obtained the written consent of the Holders of 100% of the principal amount of the Securities currently outstanding voting as a single class to the amendment of the provisions of the Original Indenture as set forth in this Supplemental Indenture No. 1 (as evidenced by an Officer’s Certificate and Opinion of Counsel delivered to the Trustee);

WHEREAS, pursuant to that certain direction letter dated as of May 27, 2021, among other things, Holders of 100% of the principal amount of the Securities currently outstanding directed the Trustee pursuant to Section 6.05 of the Original Indenture to execute this Supplemental Indenture No. 1 and the Trustee accepted such direction pursuant to the terms and conditions provided therein; and WHEREAS, the Issuer has satisfied the other conditions set forth in the Original Indenture to the valid execution and delivery of this Supplemental Indenture No. 1 by the Issuer, the Collateral Agent and the Trustee;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 1 WITNESSETH, that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

ARTICLE ONE

SECTION 1.01. The following definition of “Forbearance Agreement” is hereby added to Section 1.01 of the Original Indenture in the appropriate alphabetical order as follows:

“Forbearance Agreement” means the Forbearance and Transaction Agreement dated as of March 17, 2021 by and between the Issuer, the noteholders named therein and the Trustee and Collateral Agent.

SECTION 1.02. The following definition of “Forbearance Termination Date” is hereby added to Section 1.01 of the Original Indenture in the appropriate alphabetical order as follows:

“Forbearance Termination Date” shall have the meaning set forth in the Forbearance Agreement.

SECTION 1.03. The following definition of “Second Additional Securities” is hereby added to Section 1.01 of the Original Indenture in the appropriate alphabetical order as follows:

“Second Additional Securities” means the Issuer’s 12.5% Senior Secured Notes due 2025 that may be issued after the Issue Date pursuant to Section 2.01(e).

SECTION 1.04. Clause (vi) of the definition of “Convertible Note Indebtedness” in Section 1.01 of the Original Indenture is hereby deleted in its entirety and replaced with the following:

(vi) otherwise has substantially the same terms as the Indebtedness of the Issuer incurred pursuant to those certain Note Purchase Agreements described on Schedule 5.15 of the Purchase Agreement, which, for avoidance of doubt, includes the terms reflected in the form of convertible note attached as Exhibit B to the Transaction Support Agreement.

SECTION 1.05. The definition of “Securities” in Section 1.01 of the Original Indenture is hereby deleted in its entirety and replaced with the following:

“Securities” means the Issuer’s 12.5% Senior Secured Notes due 2025 and shall include, for the avoidance of doubt, the Original Securities issued on the Issue Date and any Additional Securities, PIK Securities and Second Additional Securities that may be issued after the Issue Date, in each case, as and to the extent issued pursuant to the terms and conditions of this Indenture.

SECTION 1.06. The following definition of “Specified Default” is hereby added to Section 1.01 of the Original Indenture in the appropriate alphabetical order as follows:

“Specified Default” shall have the meaning set forth in the Forbearance Agreement.

SECTION 1.07. The following definition of “Transaction Support Agreement” is hereby added to Section 1.01 of the Original Indenture in the appropriate alphabetical order as follows:

“Transaction Support Agreement” the Transaction Support Agreement dated as of April 27, 2021 by and among the Issuer, the noteholders named therein, the equityholders named therein and Blue Water Acquisition Corp.

SECTION 1.08. The following definitional references are added to Section 1.02 of the Original Indenture in the correct alphabetical order within such Section 1.02, as follows:

“March 2021 PIK Interest”	Exhibit A
“March 2021 PIK Securities”	Exhibit A
“PIK Optional Interest”	Exhibit A
“PIK Optional Payment Dates”	Exhibit A
“PIK Optional Securities”	Exhibit A

SECTION 1.09. Section 2.01(a) of the Original Indenture is hereby deleted in its entirety and replaced with the following:

Except for any PIK Securities, the aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is limited to $85,000,000.

SECTION 1.10. Section 2.01(d) of the Original Indenture is hereby amended by inserting the words “, or requirement of,” after the words “valid election by”.

SECTION 1.11. Section 2.01(e) of the Original Indenture is hereby deleted in its entirety and replaced with the following:

On one or more Business Days that does not fall between a Record Date and its related Payment Date, the Issuer may issue and deliver, in accordance with this Article 2, without the consent of any Holder or of any holder of beneficial interests in the Original Securities, upon at least ten Business Days’ written notice to the Trustee (unless a shorter period is agreed to by the Trustee), Second Additional Securities in an aggregate principal amount of up to $10,000,000; provided, that, as of such Business Day, as conditions to the issuance of such Second Additional Securities, (i) the Forbearance Termination Date has not occurred and neither the Issuer nor Blue Water Acquisition Corp. is in breach of the Transaction Support Agreement, (ii) the Operational Funding Amount (as defined in the Transaction Support Agreement) has been funded in full by the Equityholders (as defined in the Transaction Support Agreement) (and/or affiliates thereof) pursuant to the terms and conditions of the Transaction Support Agreement and (iii) the Issuer shall deliver to the Trustee, in addition to the written order of the Issuer pursuant to Section 2.03, an Officer’s Certificate of the Issuer certifying as to the satisfaction of the foregoing clause (i) and clause (ii). Such Second Additional Securities shall have the same terms as the Original Securities, except that the issue date, the purchase price, the initial Payment Date and the initial date from which interest shall accrue may vary and shall only be issued to the beneficial owners of the Original Securities (and/or affiliates thereof) as of the date of the Transaction Support Agreement. In addition, each tranche of Second Additional Securities shall have a different CUSIP number than the Original Securities and each other tranche of Second Additional Securities (to the extent applicable).

SECTION 1.12. A new Section 2.01(f) is hereby added to the Original Indenture as follows:

The Securities, including the Original Securities, any Additional Securities, any PIK Securities and any Second Additional Securities, shall be treated as a single class for all purposes under this Indenture, including directions provided to the Trustee pursuant to Section 6.05 (including, for the avoidance of doubt directing the Trustee to exercise any remedy available to the Trustee or the exercising of any power conferred by this Indenture), waivers, amendments, redemptions and offers to purchase, and shall rank on a parity basis in right of payment and security.

SECTION 1.13. The first two sentences of Section 2.03 of the Original Indenture are hereby deleted and replaced with the following:

The Trustee shall authenticate and make available for delivery upon a written order of the Issuer signed by one Officer (i) Original Securities for original issue on the Issue Date in an aggregate principal amount of $50,000,000, (ii) Additional Securities for original issue pursuant to Section 2.01(c), (iii) PIK Securities issued in payment of PIK Interest in accordance with Paragraph 1(c) of the form of Security set forth in Exhibit A and (iv) Second Additional Securities for original issue pursuant to Section 2.01(e). Such order shall specify the amount of the Securities to be authenticated, if such Securities are Additional Securities, PIK Securities or Second Additional Securities, the form in which the Securities are to be authenticated and the date on which the original issue of Securities is to be authenticated.

SECTION 1.14. The last paragraph of Section 2.03 of the Original Indenture is hereby amended by inserting the words “, or is required to pay,” after the words “validly elected to pay” and inserting the words “if applicable,” after the words “Section 4.02(g)”.

SECTION 1.15. The first paragraph of Section 4.01(b) of the Original Indenture (exclusive of the table therein) is hereby deleted and replaced with the following:

On each Payment Date, commencing on September 1, 2022, or on the succeeding Business Day if any such date is not a Business Day, the Issuer shall pay to the Holders an installment of principal of the Securities in accordance with the table below corresponding to the applicable Payment Date, where the applicable percentage is the percentage of (i) the initial aggregate principal amount of Original Securities issued on the Issue Date plus (ii) the initial aggregate principal amount of any Additional Securities issued on their date of issuance plus (iii) the initial aggregate principal amount of any Second Additional Securities issued on their date of issuance minus (iv) the aggregate principal amount of Securities redeemed or repurchased pursuant to this Indenture prior to such Payment Date:

SECTION 1.16. Section 4.01(b) of the Original Indenture is hereby amended by adding a new paragraph immediately preceding the last paragraph of such Section 4.01(b) as follows:

In addition, on February 1, 2023, or on the succeeding Business Day if any such date is not a Business Day (which date shall be deemed to be a Payment Date for this purpose), the Issuer shall pay to registered Holders on January 15, 2023 (which date shall be deemed to be the Record Date for such Payment Date) an additional installment of principal of the Securities equal to the aggregate principal amount of the March 2021 PIK Securities (plus accrued and unpaid interest in respect of such principal).

SECTION 1.17. Section 4.02(g) of the Original Indenture is hereby deleted and replaced with the following:

(g) Notice of PIK Optional Payment. The Issuer shall, no later than the Record Date in respect of the first Payment Date on which the Issuer elects to pay PIK Optional Interest in accordance with Paragraph 1(c)(i) of the form of Security set forth in Exhibit A, give written notice to the Trustee and each Holder (in accordance with and subject to the provisions of Section 4.02(k)) stating the percentage of the interest payment due on the Securities on such PIK Optional Payment Date (but in no event greater than 36% of the total interest payment due on the Securities on such PIK Optional Payment Date) that the Issuer elects to pay in the form of PIK Optional Securities, which percentage shall also apply to each subsequent PIK Optional Payment Date and may not be changed; provided, that if the Issuer does not provide such written notice no later than the Record Date in respect of such first Payment Date on which the Issuer elects to pay PIK Optional Interest, then the Issuer may not pay PIK Optional Interest on such Payment Date, but instead will be required to pay all interest due and payable on such Payment Date in cash. In addition, on any PIK Optional Payment Date in respect of which the Issuer has validly elected to pay PIK Optional Interest, the Issuer shall, no later than two Business Days prior to such PIK Optional Payment Date, give written notice to the Trustee and each Holder (in accordance with and subject to the provisions of Section 4.02(k)) stating in respect of such PIK Optional Payment Date (i) the aggregate amount of PIK Optional Interest payable and (ii) the amount of such PIK Optional Interest payable in respect of each $1,000 principal amount of Securities outstanding.

SECTION 1.18. Section 4.03(b)(xx) of the Original Indenture is hereby deleted and replaced with the following:

(xx) Convertible Note Indebtedness in the aggregate principal amount not to exceed $25,000,000 at any one time outstanding.

SECTION 1.19. Section 9.01(x) of the Original Indenture is hereby deleted and replaced with the following:

(x) to provide for or confirm the issuance of Additional Securities, PIK Securities and Second Additional Securities;

SECTION 1.20. Paragraph 1(c) of each of the Securities (and the form of Security attached as Exhibit A to the Original Indenture) is hereby deleted and replaced with the following:

(c) (i) On each of the September 1, 2020, September 1, 2021 and March 1, 2022 Payment Dates (the “PIK Optional Payment Dates”), as long as no Event of Default has occurred and is continuing, the Issuer may elect to pay up to 36% of the interest payment due on the Securities on such Payment Date (the amount so elected, the “PIK Optional Interest”) in the form of additional Securities evidenced by an increase in the then-outstanding principal balance of the Securities (the “PIK Optional Securities”), which PIK Optional Securities will be reflected by {an endorsement by the Trustee on the Schedule of Increases or Decreases in Security attached hereto}1{the delivery by the Issuer of Definitive Securities equal in principal amount to the applicable portion of the PIK Optional Interest to the holder of this Security in accordance with the Indenture}2; provided, that, in the event the Issuer elects to exercise such option on any PIK Optional Payment Date, then the Issuer shall issue PIK Optional Securities with respect to the same percentage of the interest payment due on the Securities on each subsequent PIK Optional Payment Date, and such percentage may not thereafter be changed.

(ii) On May 27, 2021 (together with the PIK Optional Payment Dates, the “PIK Payment Dates”), the Issuer shall pay the interest payment that was due on the Securities on the March 1, 2021 Payment Date (equal to $3,125,000 and without any interest on such amount to but excluding such issuance date) (the amount so paid, the “March 2021 PIK Interest” and, together with any PIK Optional Interest, “PIK Interest”) in the form of additional Securities evidenced by an increase in the then-outstanding principal balance of the Securities (the “March 2021 PIK Securities” and, together with any PIK Optional Securities, the “PIK Securities”), which March 2021 PIK Securities will be reflected by {the delivery by the Issuer of Global Securities with a different CUSIP number than the Original Securities equal in principal amount to the March 2021 PIK Interest}3{the delivery by the Issuer of Definitive Securities with a different CUSIP number than the Original Securities equal in principal amount to the applicable portion of the March 2021 PIK Interest to the holder of this Security in accordance with the Indenture}4. For the avoidance of doubt, with respect to the Original Securities, the most recent date to which interest has been paid or duly provided for as of May 27, 2021 is March 1, 2021.

SECTION 1.21. The first sentence of Paragraph 1(d) of each of the Securities (and the form of Security attached as Exhibit A to the Original Indenture) is hereby deleted and replaced with the following:

Interest will accrue on PIK Securities from and including the date that such PIK Securities are issued.

SECTION 1.22. Paragraph 1(e) of each of the Securities (and the form of Security attached as Exhibit A to the Original Indenture) is hereby amended by changing the reference therein to “PIK Interest” to “PIK Optional Interest” and the reference therein to “Paragraph 1(c)” to “Paragraph 1(c)(i)”.

[1]	Include in a Global Security.

[2]	Include in a Definitive Security.

[3]	Include in a Global Security.

[4]	Include in a Definitive Security.

SECTION 1.23. The first paragraph of Paragraph 1(f) of each of the Securities (and the form of Security attached as Exhibit A to the Original Indenture) (exclusive of the table therein) is hereby deleted and replaced with the following:

On each Payment Date, commencing on September 1, 2022, or on the succeeding Business Day if any such date is not a Business Day, the Issuer shall pay to the Holders an installment of principal of the Securities in accordance with the table below corresponding to the applicable Payment Date, where the applicable percentage is the percentage of (i) the initial aggregate principal amount of Original Securities issued on the Issue Date plus (ii) the initial aggregate principal amount of any Additional Securities issued on their date of issuance plus (iii) the initial aggregate principal amount of any Second Additional Securities issued on their date of issuance minus (iv) the aggregate principal amount of Securities redeemed or repurchased pursuant to the Indenture prior to such Payment Date:

SECTION 1.24. Paragraph 1(f) of each of the Securities (and the form of Security attached as Exhibit A to the Original Indenture) is hereby amended by adding a new paragraph immediately before the last paragraph thereof, as follows:

In addition, on February 1, 2023, or on the succeeding Business Day if any such date is not a Business Day, the Issuer shall pay to the Holders an additional installment of principal of the Securities equal to the aggregate principal amount of the March 2021 PIK Securities (plus accrued and unpaid interest in respect of such principal).

SECTION 1.25. The first sentence of paragraph 4 of each of the Securities (and the form of Security attached as Exhibit A to the Original Indenture) is hereby deleted in its entirety and replaced with the following:

The Issuer issued the Securities under the Indenture dated as of March 12, 2020 (as amended from time to time, including by Supplemental Indenture No. 1 thereto dated as of May 27, 2021 the “Indenture”) among the Issuer, the guarantors that may be party thereto from time to time, the Trustee and the Collateral Agent.

SECTION 1.26. Clause (x) of paragraph 14 of each of the Securities (and the form of Security attached as Exhibit A to the Original Indenture) is hereby deleted and replaced with the following:

(x) to provide for or confirm the issuance of Additional Securities, PIK Securities or Second Additional Securities;

SECTION 1.27.

(i) As replacements for the Rule 144A Global Security registered as No. A-1 (with CUSIP No. 182717 AA6 and ISIN No. US182717AA65) in the initial aggregate principal amount of $50,000,000 and the Regulation S Global Security registered as No. S-1 (with CUSIP No. U1793RAA4 and ISIN No. USU1793RAA42) in the initial aggregate principal amount of $0 (collectively, the “Existing Global Securities”), the Issuer requests that the Trustee authenticate on the date hereof one Rule 144A Global Security and one Regulation S Global Security (collectively, the “New Global Securities”), each registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”), heretofore duly executed by the proper officers of the Issuer and delivered to the Trustee on the date hereof, and to hold such New Global Securities, when so authenticated and registered, as custodian for DTC, as follows:

Certificate No. A-2 (with CUSIP No. 182717 AA6 and ISIN No. US182717AA65): $50,000,000

Certificate No. S-2 (with CUSIP No. U1793R AA4 and ISIN No. USU1793RAA42): $0

(ii) After authenticating and registering the New Global Securities pursuant to Section 1.27(i) hereof, the Issuer requests that the Trustee cancel and dispose of the Existing Global Securities in accordance with its standard procedures and register such cancellation on the books and records of the Trustee.

SECTION 1.28.

(i) Without prejudice to the terms of this Supplemental Indenture No. 1, the Issuer confirms that the security created by or pursuant to the Security Documents remains in full force and effect and continues to secure the Obligations.

(ii) Without prejudice to the terms of the Security Documents, the Issuer confirms that the security created by or pursuant to the Security Documents extends to secure the Obligations as amended or supplemented by the terms of this Supplemental Indenture No. 1.

ARTICLE TWO

SECTION 2.01. This Supplemental Indenture No. 1 is a supplement to the Original Indenture. As supplemented by this Supplemental Indenture No. 1, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture and this Supplemental Indenture No. 1 shall together constitute the Indenture. This Supplemental Indenture No. 1 shall in no way be construed or interpreted as an extinctive novation of any of the obligations or agreements of the Issuer set forth in the Original Indenture.

SECTION 2.02. Sections 12.01, 12.07, 12.09, 12.10, 12.11, 12.12, 12.13 and 12.15 of the Original Indenture shall be applicable to this Supplemental Indenture No. 1, as though fully set forth herein. The words “execution”, “signed” and “signature” and words of like import in this Supplemental Indenture No. 1 or in any other certificate, agreement or document related to this Supplemental Indenture No. 1 shall include images of manually executed signatures transmitted by facsimile or other electronic format (including “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign, or such other digital signature provider as specified in writing to Trustee by the Issuer). The use of electronic signatures and electronic records (including any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable Law, including the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable Law, including any state Law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. The Issuer agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to each other, including without limitation the risk of the Trustee acting on unauthorized instructions (other than any instructions actually known by the Trustee to be unauthorized or otherwise invalid), and the risk of interception and misuse by third parties; provided that neither the Issuer assumes any such risks if the Issuer incurs any loss, liability or expense as a result of the Trustee’s, the Collateral Agent’s and/or any related Person’s own willful misconduct or gross negligence (as determined by a final, non-appealable order of a court of competent jurisdiction).

SECTION 2.03. The recitals contained in this Supplemental Indenture No. 1 shall be taken as the statements of the Issuer. The Trustee and the Collateral Agent assume no responsibility for the correctness of such recitals and make no representations as to the validity or sufficiency of this Supplemental Indenture No. 1.

{SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 1 to be duly executed as of the date first written above.

CLARUS THERAPEUTICS, INC.

By:	/s/ Steven A. Bourne
	Name:	Steven A. Bourne
	Title:	Chief Administrative Officer

{Signature Page to Supplemental Indenture No. 1}

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Diana Jacobs
	Name:	Diana Jacobs
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent By:

By:	/s/ Diana Jacobs
	Name:	Diana Jacobs
	Title:	Vice President

{Signature Page to Supplemental Indenture No. 1}